UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 22, 2023

____________________

Rapid Therapeutic Science Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-55018 (Commission File Number)	46-2111820 (IRS Employer Identification No.)

558 County Road 472 De Leon, TX (Address of principal executive offices)	76444 (Zip code)

Registrant’s telephone number, including area code: (800) 497-6059

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01Entry into a Material Definitive Agreement.

On August 22, 2023, Rapid Therapeutic Science Laboratories, Inc. (the “Company”, “we” or “us”), entered into a Second Amendment, Waiver and Purchase Agreement (the “Agreement”) with an accredited investor (the “Purchaser”), pursuant to which the Company amended the terms and extended the maturity of the following obligations: (i) Convertible Debenture payable to the Purchaser, dated August 1, 2021, in the total amount of $1,941,176; and (ii) Convertible Debenture payable to the Purchaser, dated May 31, 2022, in the total amount of $411,764, both of which are past due the current maturity date, until no later than December 31, 2023 (collectively, the “Debentures”). Specifically, the Company has entered into various binding agreements with the Purchaser as follows:

•Amended the Conversion Price of the two existing Convertible Debentures, in the total amount of $2,352,940, to provide for an “alternative” Conversion Price equal to 65% of the lowest volume weighted average price of the Company’s common stock during the ten (10) day consecutive trading period ending and including the trading day of any conversion;

•Extended the maturity of the two existing Convertible Debentures, in the total amount of $2,352,940, to the earlier of: (i) a Qualified Offering (as defined); (ii) listing of the Company’s Common Stock on a “national securities exchange” as defined in the Exchange Act; and (iii) December 31, 2023;

•Amended the Exercise Price of the existing Common Stock Purchase Warrants to purchase a total of 582,354 shares of the Company’s Common Stock from an exercise price of $10.00 per share (subject to certain adjustments) to an exercise price of $0.01 per share (subject to certain adjustments) and extended the expiration of such Common Stock Purchase Warrants to August 16, 2028; and

•Issued new Common Stock Purchase Warrants, to purchase a total of 5,000,000 shares of the Company’s common stock at an exercise price of $0.01 per share (subject to certain adjustments) with an expiration date of February 22, 2029.

Pursuant to the Agreement, the Company and the Purchaser (the “Parties”) jointly agreed to provide a full release to the other Party, including each of its directors, officers, shareholders, employees and/or contractors, from any and all claims, actions, demands, liens, and causes of action of whatever kind or character, at law or in equity, whether now known or unknown, present or future, that the releasing Party has or might claim to have against the released Party.

The closing of the transactions contemplated by the Agreement, including the amendment of the terms and the expirations of the existing Convertible Debentures and the existing Common Stock Purchase Warrants, as well as the issuance of the new Common Stock Purchase Warrants to the Purchaser, occurred on August 22, 2023.

* * * * *

The foregoing summary of the Agreement, the amendment of the Convertible Debentures payable to the Purchaser, and the new grant of Common Stock Purchase Warrants issued to the Purchaser are qualified in their entirety, by reference to the Exhibits in this Current Report on Form 8-K.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Debentures is incorporated by reference into this Item 2.03 in their entirety.

Item 3.02Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K relating to the Agreement and the Debentures are incorporated by reference into this Item 3.02. We claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act, for such issuances and grants, since the foregoing issuances and grants did not involve a public offering, the recipients were (a) “accredited investors”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain/will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 3.03Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Agreement and the Debentures including, but not limited to, the restrictions on the Company’s use of working capital and other limitations upon the payment of dividends thereunder are incorporated by reference into this Item 3.03 in their entirety.

Item 9.01Financial Statements and Exhibits.

The following Exhibits are filed herewith:

Exhibit No.	Description

10.1*	Form of Second Amendment, Waiver and Purchase Agreement, dated August 22, 2023, by and between Rapid Therapeutic Science Laboratories, Inc., and the Purchaser party thereto.

10.2*	Form of Common Stock Purchase Warrant of Rapid Therapeutic Science Laboratories, Inc., dated August 22, 2023, granted to the Purchaser.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

Date: August 23, 2023

/s/ Donal R. Schmidt, Jr.

Name: Donal R. Schmidt, Jr.

Title: Chief Executive Officer